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                                                                  EXHIBIT 10.1



                                       2


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                           THE WACKENHUT CORPORATION
                          EMPLOYEE STOCK PURCHASE PLAN



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                           THE WACKENHUT CORPORATION
                          EMPLOYEE STOCK PURCHASE PLAN

================================================================================

                                    CONTENTS


SECTION                                                  PAGE

SUBSCRIPTION AGREEMENT FORM

ARTICLE I. THE PLAN

1.1  Establishment of the Plan............................1
1.2  Applicability of the Plan............................1
1.3  Purpose of the Plan..................................1

ARTICLE II. DEFINITIONS

2.1  Affiliate............................................1
2.2  Beneficiary..........................................1
2.3  Board................................................1
2.4  Closing Price........................................1
2.5  Code.................................................1
2.6  Common Stock.........................................1
2.7  Company..............................................1
2.8  Compensation.........................................1
2.9  Contribution Account.................................1
2.10 Effective Date.......................................1
2.11 Employee.............................................2
2.12 Employer.............................................2
2.13 Exercise Date........................................2
2.14 Grant................................................2
2.15 Issue Price..........................................2
2.16 Member...............................................2
2.17 Participation Period.................................2
2.18 Plan.................................................2
2.19 Plan Administrator...................................2
2.20 Trading Date.........................................2

ARTICLE III. ELIGIBILITY

3.1  Eligibility..........................................2
3.2  Enrollment...........................................2
3.3  Termination of Plan Participation....................3

ARTICLE IV. AVAILABLE STOCK

4.1  In General...........................................3
4.2  Changes in Corporate Capitalization..................3
4.3  Dissolution, Merger, and
       Consolidation......................................4

ARTICLE V. PURCHASING COMMON STOCK

5.1  Member's Accounts....................................4
5.2  Employee Contributions...............................4
5.3  Stock Purchase.......................................4

ARTICLE VI. AMENDMENT AND TERMINATION

6.1  Amendment............................................5
6.2  Termination..........................................5

ARTICLE VII. GENERAL PROVISIONS

7.1  Administration.......................................5
7.2  Shareholder Approval.................................5
7.3  Rights Not Transferrable.............................5
7.4  Shareholder Rights...................................5
7.5  No Contract of Employment............................6
7.6  Tax Withholding......................................6
7.7  Application of Funds.................................6
7.8  Applicable Law.......................................6
7.9  Severability.........................................6

NOTICE OF WITHDRAWAL FORM.................................Inside Back Cover

                           THE WACKENHUT CORPORATION
                          EMPLOYEE STOCK PURCHASE PLAN
                             SUBSCRIPTION AGREEMENT

================================================================================

                                                        DATE: __________________


[ ]    ORIGINAL ELECTION
[ ]    CHANGE IN PAYROLL DEDUCTION AMOUNT
[ ]    CHANGE OF BENEFICIARY(IES)


1. I, _________________________________, hereby elect to participate in The
Wackenhut Corporation Employee Stock Purchase Plan (the "Plan"), effective with the next beginning Participation Period, and hereby subscribe to purchase The Wackenhut Corporation's (TWC) B Series common shares ("Common Shares") in accordance with this SUBSCRIPTION AGREEMENT and the Plan.

2. I elect to have contributions in the amount of ___________ percent (___%) of my compensation applied to these purchases. I understand that this amount must not be less than one percent (1%), and not more than ten percent (10%), of my compensation, and that fractional percentages are not permitted.

3. I hereby authorize payroll deductions from each paycheck, at the rate stated in Section 2 of this SUBSCRIPTION AGREEMENT. I understand that all payroll deductions made by me shall be credited to my account under the Plan and that I may not make any additional payments into such account. I understand that all payments made by me shall be accumulated for the purchase of Common Shares at the applicable purchase price determined in accordance with the Plan.

   I further understand that, except as otherwise set forth in the Plan, shares will be purchased for me automatically on the purchase date of the Participation Period unless I otherwise withdraw from the Plan by giving written notice in accordance with the Plan to TWC for such purpose.

4. I understand that I may discontinue my participation in the Plan at any time prior to the purchase date and that unless I discontinue my participation in the Plan, my participation will continue automatically in succeeding Participation Periods.

   I also understand that, during a predetermined contribution period, I may increase or decrease the rate of my contributions by completing and filing with TWC's Human Resources Department a new SUBSCRIPTION AGREEMENT.

5. I have received a copy of TWC's most recent Disclosure Document, including a description of the Plan, and a complete copy of The Wackenhut Corporation Employee Stock Purchase Plan.

   I understand that my participation in the Plan is in all respects subject to the terms of the Plan.

6. I confirm that I am employed a minimum of twenty (20) hours per week and over five (5) months of the year with the Company.

7. In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due to me under the Plan:

Print Name:_______________________________  Relationship:_____________________

           (First)     (Middle)     (Last)

Address:__________________________________

Print Name:_______________________________  Relationship:_____________________

           (First)     (Middle)     (Last)

Address:___________________________________

                           THE WACKENHUT CORPORATION
                          EMPLOYEE STOCK PURCHASE PLAN
                       SUBSCRIPTION AGREEMENT (CONTINUED)

================================================================================

7. I understand that if I dispose of any shares purchased by me pursuant to the Plan within two (2) years after the offering date (the first day of the Participation Period during which I purchased such shares) or within one (1) year after the last day of that Participation Period (the purchase date), I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition to the extent that the fair market value of the shares on the purchase date is greater than the purchase price, even if no gain is realized on the sale or gratuitous transfer. The difference, if any, between the proceeds of a sale, and the fair market value of the shares on the purchase date is a capital gain or loss (long-term or short-term, depending on whether the shares were held for more than one year).

   TWC may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to TWC any tax deductions or benefits attributable to the sale or early disposition of Common Shares by me.

8. If I dispose of such shares at any time after expiration of the two (2) year and one (1) year holding periods, I understand that I will be treated for federal income tax purposes as having received ordinary income to the extent of the lesser of

(i.) the amount, if any, by which the fair market value of the shares exceeds the purchase price at the beginning of the relevant Participation Period (computing the purchase price as if the purchase date was the beginning date of the relevant Participation Period), or

(ii.) the actual gain (the amount, if any, by which the fair market value of the shares on the date of sale, gift or death, exceeds the purchase price).

   Any further gain is taxed as long-term capital gains. If the shares are sold and the sale price is less than the purchase price, there is no ordinary income and I will have a long-term capital loss equal to the difference between the sale price and the purchase price.

   I UNDERSTAND THAT THIS TAX SUMMARY IS ONLY A SUMMARY AND IS SUBJECT TO
CHANGE.

9. I hereby agree to be bound by the terms of the Plan. The effectiveness of this SUBSCRIPTION AGREEMENT is dependent upon my eligibility to participate in the Plan.

10. Capitalized terms not defined herein have the meanings given to them in the Plan.



EMPLOYEE SIGNATURE:____________________________________________________________

PRINT NAME:____________________________________________________________________

SOCIAL SECURITY NUMBER:________________________________________________________

DATE:_______________________________________



SPOUSE'S SIGNATURE (necessary if beneficiary is not spouse):

SIGNATURE:_____________________________________________________________________

PRINT NAME:____________________________________________________________________

DATE:_______________________________________

                            THE WACKENHUT CORPORATION
                          EMPLOYEE STOCK PURCHASE PLAN

================================================================================


ARTICLE I. THE PLAN
-------------------

1.1  ESTABLISHMENT OF THE PLAN

The Wackenhut Corporation (the "Company") hereby establishes a stock purchase plan, effective as of the date specified in section 2.10. This plan shall be known as The Wackenhut Corporation Employee Stock Purchase Plan (the "Plan").

1.2  APPLICABILITY OF THE PLAN

The provisions of this Plan apply only to eligible individuals who are Employees of the Company or a participating Affiliate on or after the Effective Date.

1.3  PURPOSE OF THE PLAN

The purpose of the Plan is to provide employees of the Company and participating Affiliates with an opportunity to purchase Common Stock of the Company through payroll deductions. It is the intention of the Company to have the Plan qualify as an employee stock purchase plan under section 423 of the Internal Revenue Code of 1986. Accordingly, the Plan shall be construed in a manner consistent with the requirements of such section.

ARTICLE II. DEFINITIONS
-----------------------

Whenever used in this Plan, the following terms shall have the meanings set forth below unless otherwise expressly provided. When the defined meaning is intended, the term is capitalized. The definition of any term in the singular shall also include the plural.

2.1  AFFILIATE

Affiliate means any present or future corporation which is a "subsidiary corporation" within the meaning of Code section 424(f).

2.2  BENEFICIARY

Beneficiary means the person designated by a Member to receive any benefits payable on behalf of the Member after his or her death under section 3.3(b). This designation shall be made on the enrollment form described in section 3.2, and may be changed by the Member at any time by written notice to the Plan Administrator. If the Member dies without having designated a Beneficiary, or if the Beneficiary designated by the Member is not living at the time of the Member's death, the Member's Beneficiary shall be his or her estate.

2.3  BOARD

Board means the Company's Board of Directors.

2.4  CLOSING PRICE

Closing Price, as of any applicable date, means the closing bid price for a share of Common Stock--

(a) as reported on the National Association of Securities Dealers Automated Quotation System; or
(b) if the Common Stock is traded on a stock exchange, the closing price on the principal exchange on which the Common Stock is traded.

2.5  CODE

Code means the Internal Revenue Code of 1986, as amended, or as it may be amended from time to time. A reference to a particular section of the Code shall also be deemed to refer to the regulations under such section.

2.6  COMMON STOCK

Common Stock means the "B Series" common stock of the Company.

2.7  COMPANY

Company means The Wackenhut Corporation.

2.8  COMPENSATION

Compensation means a Member's regular straight-time earnings, excluding payments for overtime, shift differential, bonuses, commissions, and other special payments.

2.9  CONTRIBUTION ACCOUNT

Contribution Account means the bookkeeping account established on behalf of each Member under section 5.1.

2.10 EFFECTIVE DATE

Effective Date means the first day of the calendar quarter coinciding with or next following the approval of this Plan by the shareholders and the completion of registration process required under the Securities Act of 1933.

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                            THE WACKENHUT CORPORATION
                          EMPLOYEE STOCK PURCHASE PLAN

================================================================================


2.11 EMPLOYEE

Employee means each person employed by an Employer except--

(a)  employees who customarily work fewer than 20 hours per week; or

(b)  employees who customarily work fewer than five months per year.

2.12 EMPLOYER

Employer means the Company and each Affiliate which elects to become a party to the Plan with the approval of the Board. Initially, the Employer shall include the Company and each United States Affiliate except Wackenhut Corrections Corporation.

2.13 EXERCISE DATE

Exercise Date means the last Trading Date of the applicable Participation
Period.

2.14 GRANT

Grant means a right allowed under this Plan to Employees to purchase shares of Common Stock under the Plan.

2.15 ISSUE PRICE

Issue Price means, for any Participation Period, 90 percent of the Closing Price for the last Trading Date of the applicable Participation Period.

2.16 MEMBER

Member means any Employee who has elected to participate in the Plan under section 3.2 and who has a balance in his or her Contribution Account.

2.17 PARTICIPATION PERIOD

Participation Period means each calendar quarter beginning January 1, April 1, July 1, and October 1.

2.18 PLAN

Plan means The Wackenhut Corporation Employee Stock Purchase Plan, as amended from time to time.

2.19 PLAN ADMINISTRATOR

Plan Administrator means the Company.

2.20 TRADING DATE

Trading Date means a date on which stocks in the United States are traded on the New York Stock Exchange, regardless of whether any Common Stock is actually traded on such date.

ARTICLE III. ELIGIBILITY
------------------------

3.1  ELIGIBILITY

Each Employee shall be eligible to participate in the Plan as of the later of--

(a) the first day of the Participation Period which begins on or after the Employee's completion of 12 months of service with the Employer; or
(b)  the Effective Date.

Notwithstanding the above, no Employee shall be a Member for a Participation Period if, immediately after the end of such Participation Period, the Employee would own stock and/or hold outstanding Grants to purchase stock, possessing 5 percent or more of the total combined voting power or value of all classes of stock of the Company and its Affiliates. For purposes of this section, the attribution rules of Code section 424(d) shall apply in determining stock ownership of any Employee.

3.2  ENROLLMENT

An eligible Employee may become a Member by enrolling in the Plan as of the first day of the earliest Participation Period determined under section 3.1 above, or as of the first day of any subsequent Participation Period (provided he or she is still an eligible Employee). An eligible Employee shall enroll as of the first day of any such Participation Period by completing an enrollment form at a time, and in a manner, prescribed by the Plan Administrator.

This enrollment form shall authorize a regular payroll deduction from the Employee's Compensation for the applicable Participation Period. This payroll deduction shall be specified as either a--

(a) percentage of the Member's Compensation, ranging from 1 percent to 10 percent, as elected by the Member; or

(b) a stated dollar amount to be deducted during each pay period within the Participation Period (which must also be between 1 percent and 10 percent of Compensation), as elected by the Member.

3.3  TERMINATION OF PLAN PARTICIPATION

(a) TERMINATION OF EMPLOYMENT. Except as otherwise provided in subsection (b), a Member who terminates employment during a Participation Period shall be deemed to have discontinued participation on the first day after such Participation Period. Any contributions held in the Member's Contribution Account will be used to purchase Common Stock on the last day of such Participation Period. Certificates for shares of Common Stock credited to the Member under the Plan shall be distributed upon the Member's request of the Plan Administrator as soon as practicable following the Member's termination of employment. Alternatively, the Member may either continue to hold such certificate in an account described in section 5.3(c) or request the sale of all or part of the shares represented by such certificate and a corresponding cash distribution.
(b) DEATH. If a Member dies during a Participation Period, any contributions held in the Member's Contribution Account will be used to purchase Common Stock on the last day of such Participation Period. Certificates for shares of Common Stock credited to the Member under the Plan shall be distributed to the Beneficiary upon the Beneficiary's request of the Plan Administrator as soon as practicable following the Member's death. Alternatively, the Member's Beneficiary may either continue to hold such certificate in an account described in section 5.3(c) or request the sale of all or part of the shares represented by such certificate and a corresponding cash distribution.
(c) LEAVES OF ABSENCE; TRANSFER TO INELIGIBLE STATUS. If a Member begins a leave of absence, is transferred to a nonparticipating Affiliate, or transfers into a position with an Employer where he or she no longer qualifies as an Employee under section 2.11, payroll deductions on behalf of such Member shall cease. The Contribution Account standing to the credit of the Member at the time of such leave or transfer shall be used to purchase Common Stock on the last day of the Participation Period in which such leave begins or such transfer occurs.

However, a Member on a leave of absence from an Employer shall be deemed to terminate his or her participation in the Plan at the close of business on the day following the 90th day of leave, unless the Member has returned to regular employment with the Employer before such day. If the Member's employment is terminated under this paragraph, the Member shall be subject to subsection (a) above.

ARTICLE IV. AVAILABLE STOCK
---------------------------

4.1  IN GENERAL

Subject to sections 4.2 and 4.3, 1,000,000 shares of Common Stock shall be available for purchase by Members under this Plan. These shares may be authorized and unissued shares or may be shares issued and subsequently acquired by the Company. If a Grant under the Plan expires or terminates for any reason without having been exercised in whole or in part, the shares subject to such Grant that are not purchased shall again be available for subsequent Grants under the Plan.

If the total number of shares of Common Stock to be purchased on an Exercise Date exceeds the maximum number of shares available for the Participation Period, the Plan Administrator shall make a pro rata allocation of the shares available on the basis of the amounts credited to the Members respective Contribution Accounts. Any balance remaining in a Contribution Account after such allocation shall be distributed to the Member as soon as practicable.

4.2  CHANGES IN CORPORATE CAPITALIZATION

The number of shares of Common Stock available under the Plan, the number of shares of Common Stock that are subject to each outstanding Grant, and the Issue Price per share of Common Stock may be appropriately adjusted as the Board may determine for any increase or decrease in the number of shares of issued Common Stock resulting from any stock dividend, stock split, combination of shares, recapitalization, or other change in the Company's capitalization. Adjustments shall be made

                            THE WACKENHUT CORPORATION
                          EMPLOYEE STOCK PURCHASE PLAN

================================================================================


according to the sole discretion of the Board, and its decision shall be final and binding.

4.3  DISSOLUTION, MERGER, AND CONSOLIDATION

Upon the dissolution or liquidation of the Company, or upon a merger or consolidation of the Company in which the Company is not the surviving corporation, each Member who holds a Grant under the Plan shall be entitled to receive as of the next Exercise Date the same cash, securities, and/or other property which a holder of Common Stock was entitled to upon and at the time of such transaction. The Board shall take such steps in connection with these transactions as the Board deems necessary or appropriate to assure that the provisions of this section shall be applicable, as nearly as reasonably may be determined, in relation to the cash, securities, and/or property which the holder of the Grant may thereafter be entitled to receive.

ARTICLE V. PURCHASING COMMON STOCK
----------------------------------

5.1  MEMBER'S ACCOUNTS

The Plan Administrator shall establish a Contribution Account in the name of each Member. The payroll deductions authorized by the Member under section 5.2 below shall be credited to such Contribution Account, without interest, until such cash is used to purchase Common Stock in accordance with section 5.3. All contributions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such Contributions.

5.2  EMPLOYEE CONTRIBUTIONS

(a) PAYROLL DEDUCTION. An eligible Employee may become a Member for a Participation Period by submitting an enrollment form which authorizes a payroll deduction to purchase Common Stock for such Participation Period. The payroll deduction shall be a specified dollar amount per pay period (equal to at least 1 percent, but not to exceed 10 percent, of the Employee's Compensation) or in any whole percentage of the Employee's pay period Compensation from 1 percent to 10 percent. This enrollment form shall be submitted by the Employee before the beginning of the applicable Participation Period by a date, and in a manner, determined by the Plan Administrator.

(b) ELECTION CHANGES. The payroll deduction amount elected by the Member may not be revised during the Participation Period. Additionally, such election shall remain in effect throughout each subsequent Participation Period unless amended before such Participation Period by the Member's filing of the appropriate form (Subscription Agreement) with the Plan Administrator at a time, and in a manner, determined by the Plan Administrator.

5.3  STOCK PURCHASE

(a) GENERAL RULE. Except as provided in sections 4.1 and 5.3(b), each Grant shall be exercised automatically on the Exercise Date to purchase shares of Common Stock which equals the balance in the Member's Contribution Account on such Exercise Date divided by the Issue Price. All shares purchased shall be maintained in a separate account for each participant. Fractional shares will be allocated to the participant's account under the plan.

(b) CALENDAR YEAR LIMIT. Notwithstanding any provision in this Plan to the contrary, no Grant may be allowed that would permit the Member to accrue rights to purchase Common Stock under this Plan and any other employee stock purchase plan of the Company or an Affiliate that is qualified under Code section 423 at a rate which exceeds $25,000 of fair market value of such stock (determined at the time the Grant is allowed) for each calendar year in which the Grant is outstanding. Any Grant allowed under the Plan shall be deemed to be modified to the extent necessary to satisfy this subsection (b).

(c) STOCK CERTIFICATES. As soon as reasonably practicable following the Exercise Date, Common Shares purchased under subsection (a) above shall be credited to an account in the Participant's name at the offices of the transfer agent designated by the Plan Administrator. Physical delivery of the Common Stock certificates shall not be required.

                            THE WACKENHUT CORPORATION
                          EMPLOYEE STOCK PURCHASE PLAN

================================================================================

ARTICLE VI. AMENDMENT AND TERMINATION
-------------------------------------

6.1  AMENDMENT

The Board may amend the Plan at any time. However, no amendment may--

(a) adversely affect any Grant that was allowed before the adoption date of such amendment;
(b) increase the aggregate number of shares which may be issued under the Plan (except an increase occurring under section 4.2 relating to changes in the Company's capitalization) without shareholder approval; or
(c) change the definition of Employer as set forth in section 2.12 without shareholder approval.

If shareholder approval for an amendment is required under subsection (b) or
(c), such approval must be obtained within 12 months after the date the amendment is approved by the Board.

6.2  TERMINATION

The Board may terminate the Plan at any time. Additionally, except as provided in section 4.1, the Plan shall be terminated by the Board if the number of shares of Common Stock authorized for purposes of the Plan is not sufficient to meet the purchase requirements.

If the Plan is terminated, the Plan Administrator shall give notice to affected Members, terminate all payroll deductions, and pay to the Members any balances remaining in their Contribution Accounts as soon as practicable following such termination.


ARTICLE VII. GENERAL PROVISIONS
-------------------------------

7.1  ADMINISTRATION

The Plan Administrator shall be responsible for the administration of the Plan. The Plan Administrator shall have the authority--

(a) to establish rules and procedures for the administration of the Plan which are not inconsistent with the provisions hereof;
(b) to interpret the terms and provisions of the Plan and determine all questions arising under the Plan; and
(c) to delegate to the appropriate individuals the authority to administer the Plan and keep records of individual Member benefits.

In carrying out its responsibilities, the Plan Administrator shall not discriminate in favor of or against any Member. Each eligible Employee shall have the same rights and privileges under the Plan, except that the amount of Common Stock which may be purchased under Grants allowed under the Plan shall bear a uniform relationship to the elected percentage of Compensation of such Employees.

In carrying out its responsibilities, the Plan Administrator shall have the utmost discretion permitted by law. Also, to the extent permitted by law, all findings of fact, determinations, interpretations, and decisions of the Plan Administrator shall be conclusive and binding upon all persons.

7.2  SHAREHOLDER APPROVAL

The Plan is subject to the approval by the holders of a majority of the outstanding shares of the Series A Common Stock within 12 months before or after the date this Plan is adopted by the Board. Such was granted by the shareholders at the annual shareholders meeting April 29, 1997.

7.3  RIGHTS NOT TRANSFERRABLE

Rights and Grants allowed under the Plan may not be transferred by the Member except by will or by the laws of descent and distribution. Additionally, no Grant shall be subject to execution, attachment, or similar process. Any attempt to assign, transfer, or attach a Grant under this Plan shall be null and void. A Grant may be exercised only by the Member (or by the Member's legal representative if permitted under Code section 423) during his or her lifetime.

7.4  SHAREHOLDER RIGHTS

A Member shall not have any rights as a shareholder with respect to Common Stock issuable pursuant to the exercise of a Grant under this Plan until a certificate for such shares of Common Stock are issued to him or her or the Company reflects the Member's ownership in its stock ledger or other appropriate record of Common Stock ownership.

                            THE WACKENHUT CORPORATION
                          EMPLOYEE STOCK PURCHASE PLAN

================================================================================


7.5  NO CONTRACT OF EMPLOYMENT

Nothing contained in the Plan shall be deemed to give any Employee the right to be retained in the service of the Company or an Affiliate, or to interfere with the right of the Company or an Affiliate to discharge or retire any Employee at any time.

7.6  TAX WITHHOLDING

The Plan Administrator may make appropriate withholding of federal, state, and local income taxes from a Member's Compensation to the extent that the Plan Administrator deems such withholding to be necessary under applicable law.

7.7  APPLICATION OF FUNDS

The proceeds received by the Company from the sale of Common Stock under this Plan will be used for general corporate purposes.

7.8  APPLICABLE LAW

The obligations of the Company to sell and deliver Common Stock under the Plan shall be subject to all applicable laws, regulations, rules, and approvals, including, but not limited to, the effectiveness of a registration statement under the Securities Act of 1933 if deemed necessary or appropriate by the Company. Questions relating to the validity, construction, and administration of the Plan shall be determined under the laws of the State of Florida to the extent that such laws are not superseded by applicable federal law.

7.9  SEVERABILITY

If a provision of this Plan is illegal or invalid, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included in this Plan.

In Witness Whereof, the authorized officers of the Company have signed this document and have affixed the corporate seal on January 27, 1998.

                                          The Wackenhut Corporation



                                          By:         /s/ T. Mayotte
                                              --------------------------------
                                                   T. Mayotte, Treasury

Attest:



      /s/ James P. Rowan
--------------------------------
   James P. Rowan, Secretary


(Corporate Seal)

                           THE WACKENHUT CORPORATION
                          EMPLOYEE STOCK PURCHASE PLAN
                              NOTICE OF WITHDRAWAL


I, ______________________________________, hereby elect to withdraw from participation in The Wackenhut Corporations Employee Stock Purchase Plan (the "Plan"). This withdrawal covers all contributions credited to my account and is effective as of the last day of the calendar quarter in which the Plan Administrator receives this Notice of Withdrawal.

I understand that all contributions to my account in the Participation Period in which the withdrawal is effective shall be used to purchase Common Stock on the last day of the Participation Period.

I understand that my option for the next Participation Period will automatically terminate, and that no further contributions for the purchase of shares can be made by me under the plan.

I understand that I may not participate again in the plan until the Participation Period beginning one (1) year after the end of the Participation Period in progress on the date hereof.

I understand that I will be able to participate in succeeding Participation Periods under the Plan only by delivering to The Wackenhut Corporation a new SUBSCRIPTION AGREEMENT, assuming I am then eligible for participation.



Dated:______________________
                                        ---------------------------------------
                                        Signature of employee



                                        ---------------------------------------
                                        Print name



                                        ---------------------------------------
                                        Social Security Number